CURRENT REPORT OF MATERIAL EVENTS OR CORPORATE CHANGES
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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  May 29, 2007

                          Level 3 Communications, Inc.
             (Exact name of Registrant as specified in its charter)



           Delaware                     0-15658              47-0210602
        (State or other            (Commission File         (IRS employer
jurisdiction of incorporation)          Number)          Identification No.)

1025 Eldorado Blvd., Broomfield, Colorado                             80021
Address of principal executive offices)                           (Zip code)

                                  720-888-1000
               (Registrant's telephone number including area code)

                                 Not applicable
         (Former name and former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 1.01 Entry into a Material Definitive Agreement

8.75% Senior Notes due 2017

On May 29, 2007, Level 3 Financing, Inc. ("Level 3 Financing"), a wholly owned subsidiary of Level 3 Communications, Inc., entered into a Supplemental Indenture (the "8.75% Guarantee Supplemental Indenture"), dated as of May 29, 2007, to the Indenture, dated as of February 14, 2007, among Level 3 Communications, Inc., as Guarantor, Level 3 Financing, as Issuer, and The Bank of New York, as Trustee (the "8.75% Indenture"), relating to Level 3 Financing's 8.75% Senior Notes due 2017 (the "8.75% Notes"). The 8.75% Guarantee Supplemental Indenture was entered into among Level 3 Financing, Level 3 Communications, LLC and The Bank of New York, as Trustee. Pursuant to the 8.75% Guarantee Supplemental Indenture, Level 3 Communications, LLC has provided an unconditional, unsecured guaranty of the 8.75% Notes. The Guarantee Supplemental Indenture is filed as exhibit 4.1 to this Current Report and is incorporated by reference as if set forth in full.

On May 29, 2007, Level 3 Financing entered into an additional Supplemental Indenture (the "8.75% Subordination Supplemental Indenture"), dated as of May 29, 2007, to the 8.75% Indenture. The 8.75% Subordination Supplemental Indenture was entered into among Level 3 Financing, Level 3 Communications, Inc., Level 3 Communications, LLC and The Bank of New York, as Trustee. Pursuant to the 8.75% Subordination Supplemental Indenture, the unconditional, unsecured guaranty of Level 3 Communications, LLC of the 8.75% Notes shall be subordinated in any bankruptcy, liquidation or winding up proceeding of Level 3 Communications, LLC to all obligations of Level 3 Communications, LLC under the Credit Agreement, dated as of March 13, 2007, by and among Level 3 Financing, as borrower, Level 3 Communications, Inc., as guarantor, Merrill Lynch Capital Corporation, as administrative agent and collateral agent, and certain other agents and certain lenders (as amended, the "Credit Agreement"). The 8.75% Subordination Supplemental Indenture is filed as exhibit 4.2 to this Current Report and is incorporated by reference as if set forth in full.

Floating Rate Senior Notes due 2015

On May 29, 2007, Level 3 Financing entered into a Supplemental Indenture (the "FRN Guarantee Supplemental Indenture"), dated as of May 29, 2007, to the Indenture, dated as of February 14, 2007, among Level 3 Communications, Inc., as Guarantor, Level 3 Financing, as Issuer, and The Bank of New York, as Trustee (the "FRN Indenture"), relating to Level 3 Financing's Floating Rate Senior Notes due 2015 (the "FRN Notes"). The FRN Guarantee Supplemental Indenture was entered into among Level 3 Financing, Level 3 Communications, LLC and The Bank of New York, as Trustee. Pursuant to the FRN Guarantee Supplemental Indenture, Level 3 Communications, LLC has provided an unconditional, unsecured guaranty of the FRN Notes. The Guarantee Supplemental Indenture is filed as exhibit 4.3 to this Current Report and is incorporated by reference as if set forth in full.

On May 29, 2007, Level 3 Financing entered into an additional Supplemental Indenture (the "FRN Subordination Supplemental Indenture"), dated as of May 29, 2007, to the FRN Indenture. The FRN Subordination Supplemental Indenture was entered into among Level 3 Financing, Level 3 Communications, Inc., Level 3 Communications, LLC and The Bank of New York, as Trustee. Pursuant to the FRN Subordination Supplemental Indenture, the unconditional, unsecured guaranty of Level 3 Communications, LLC of the FRN Notes shall be subordinated in any bankruptcy, liquidation or winding up proceeding of Level 3 Communications, LLC to all obligations of Level 3 Communications, LLC under the Credit Agreement. The FRN Subordination Supplemental Indenture is filed as exhibit 4.4 to this Current Report and is incorporated by reference as if set forth in full.


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Item 9.01.  Financial Statements and Exhibits

          (a)  Financial Statements of Business Acquired

                  None

          (b)  Pro Forma Financial Information

                  None

          (c)  Shell Company Transactions

                  None

          (d)  Exhibits

4.1 Supplemental Indenture, dated as of May 29, 2007, among Level 3 Communications, LLC, Level 3 Financing, Inc. and The Bank of New York, as Trustee, relating to the Issuer's 8.75% Senior Notes due 2017.

4.2 Supplemental Indenture, dated as of May 29, 2007, among Level 3 Communications, LLC, Level 3 Financing, Inc., Level 3 Communications, Inc. and The Bank of New York, as Trustee, relating to the Issuer's 8.75% Senior Notes due 2017.

4.3 Supplemental Indenture, dated as of May 29, 2007, among Level 3 Communications, LLC, Level 3 Financing, Inc. and The Bank of New York, as Trustee, relating to the Issuer's Floating Rate Senior Notes due 2015.

4.4 Supplemental Indenture, dated as of May 29, 2007, among Level 3 Communications, LLC, Level 3 Financing, Inc., Level 3 Communications, Inc. and The Bank of New York, as Trustee, relating to the Issuer's Floating Rate Senior Notes due 2015.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                     Level 3 Communications, Inc.

                                     By:     /s/ Neil J. Eckstein
                                         Neil J. Eckstein, Senior Vice President

Date:  May 31, 2007